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                                                                   EXHIBIT 99.7

                      VENTAS REALTY, LIMITED PARTNERSHIP
                          VENTAS CAPITAL CORPORATION

                                Exchange Offer
                              to holders of their
                           9% Senior Notes due 2012
                         Unconditionally Guaranteed by
                   Ventas, Inc. and Ventas LP Realty, L.L.C.

                         NOTICE OF GUARANTEED DELIVERY

   As set forth in the Prospectus dated      , 2002 (the "Prospectus") of
Ventas Realty, Limited Partnership and Ventas Capital Corporation (together, "the "Issuers") and Ventas, Inc. and Ventas LP Realty, L.L.C. (together, the "Guarantors") under "The Exchange Offer--How to Tender" and in the Letter of Transmittal (the "Letter of Transmittal") relating to the offer by the Issuers and the Guarantors to exchange up to $225,000,000 in principal amount of the Issuers' 9% Senior Notes due 2012 (the "New Notes") for $225,000,000 in principal amount of the Issuers' 9% Senior Notes due 2012, issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Original Notes"), this form or one substantially equivalent hereto must be used to accept the offer of the Issuers and the Guarantors if:
(i) certificates for the Original Notes are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the expiration date of the Exchange Offer (as defined below and as described in the Prospectus). Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

   TO:  U.S. Bank National Association (the "Exchange Agent")

                                 By Facsimile:
                                (212) 514-6808

                             Confirm by Telephone:
                                (212) 361-2511

                       By Registered or Certified Mail:
                        U.S. Bank National Association
                            Corporate Trust Window
                          100 Wall Street, Suite 1600
                              New York, NY 10005
                            Attention: Donna Haynes

                       By Overnight Courier or By Hand:
                        U.S. Bank National Association
                            Corporate Trust Window
                          100 Wall Street, Suite 1600
                              New York, NY 10005
                            Attention: Donna Haynes

             Delivery of this instrument to an address other than
            as set forth above or transmittal of this instrument to
              a facsimile or telex number other than as set forth
                  above does not constitute a valid delivery.

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   Ladies and Gentlemen:

   The undersigned hereby tenders to the Issuers and the Guarantors, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount at maturity of Original Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.

                                                                       Sign Here

Principal Amount of Original Notes                 Signature(s) ____________________________________
Tendered ________________________________________
                                                   _________________________________________________

Certificate Nos. (if available)                    Please Print the Following Information
_________________________________________________
                                                   Name(s) _________________________________________
Total Principal Amount Represented
by Original Notes Certificate(s) ________________  _________________________________________________

Account Number __________________________________  Address _________________________________________

Date____________________ , 2002                    _________________________________________________

                                                   Area Code and Tel. No(s). _______________________

                                                   _________________________________________________

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                                   GUARANTEE

   The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17A(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within three trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

                                              Name of Firm __________________

                                              Authorized Signature __________

                                              Number and Street or P.O. Box _

                                              _______________________________

                                              City__ State______ Zip Code____

                                              Area Code and Tel. No. ________

Dated:          , 2002

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